UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a−101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the registrant 
Filed by a party other than the registrant 

Check the appropriate box:

	Preliminary proxy statement

	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☑	Definitive proxy statement.

	Definitive additional materials.

	Soliciting material under Rule 14a-12.

Northern Lights Fund Trust II
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

	X	No fee required.

		Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:
	Fee paid previously with materials.

	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
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FormulaFolios US Equity Fund

Institutional Class (Symbol: FFILX)

Investor Class (Symbol: FFIOX)

a series of Northern Lights Fund Trust II

4221 North 203rd Street, Suite 100

Elkhorn, NE, 68022

July 23, 2020

Dear Shareholder:

The enclosed Proxy Statement contains information about a proposal to approve a new investment advisory agreement (the “New Advisory Agreement”) between Northern Lights Fund Trust II (the “Trust”), on behalf of the FormulaFolios US Equity Fund (the “Fund”), a series of the Trust, and FormulaFolio Investments LLC (the “Adviser”), the investment adviser to the Fund. The shareholders of the Fund are being asked to approve the proposal at meeting (the “Meeting”) scheduled to be held at 10:00 a.m., Eastern Time on September 9, 2020, at the offices of the Adviser, at 89 Ionia NW Suite 600, Grand Rapids, MI 49503. Please take the time to carefully read the enclosed Proxy Statement and cast your vote by following the instructions on the enclosed proxy ballot.

The proposal is required because the former advisory agreement (the “Former Advisory Agreement”) between the Trust and the Adviser automatically terminated as a result of a change in ownership of the Adviser as more fully descried in the enclosed proxy statement. The Adviser currently serves as the investment adviser to the Fund under an interim investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Interim Advisory Agreement”) that was approved by the Board of Trustees of the Trust (the “Board”) in advance of the Adviser’s change in ownership. On July 2, 2020, a majority controlling interest in the Adviser was acquired by AmeriLife Group, LLC, and certain related persons, which pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”) and in accordance with the terms of the Former Advisory Agreement with the Adviser, resulted in an assignment and termination of the Former Advisory Agreement. As a result, shareholders of the Fund are being asked to approve the New Advisory Agreement for the Adviser to continue managing the Fund.

Information on the Interim Advisory Agreement, Former Advisory Agreement and New Advisory Agreement is set forth in the enclosed Proxy Statement. In addition, information on the Adviser is included as well.

It is important to note that, although the Adviser has undergone a change in ownership, the day-to-day services to the Fund will not change. In addition, no changes are being proposed to the advisory fees charged to the Fund and the Adviser has committed to extend its current expense limitation arrangement with the Fund through at least March 31, 2022.

We think that this proposal is in the best interest of the shareholders of the Fund. The Trust’s Board of Trustees has unanimously recommended that shareholders of the Fund vote “FOR” the proposal.

Should you have any questions, please feel free to call us at 1-855-907-3233. We will be happy to answer any questions you may have. For voting instructions, including a toll-free number and website for voting, please refer to the enclosed proxy ballot.

Your vote is important regardless of the number of shares you own. To assure your representation at the Meeting, please follow the instructions on the enclosed proxy ballot whether or not you expect to be present at the Meeting. If you attend the Meeting, you may revoke your proxy and vote your shares in person.

Sincerely,

Kevin E. Wolf

President

Northern Lights Fund Trust II

FormulaFolios US Equity Fund

Institutional Class (Symbol: FFILX)

Investor Class (Symbol: FFIOX)

a series of Northern Lights Fund Trust II

4221 North 203rd Street, Suite 100

Elkhorn, NE, 68022

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held September 9, 2020

Dear Shareholders:

The Board of Trustees of Northern Lights Fund Trust II (the “Trust”), an open-end registered management investment company organized as a Delaware statutory trust, has called a special meeting (the “Meeting”) of the shareholders of the FormulaFolios US Equity Fund (the “Fund”), a series of the Trust, to be held at the offices of the Adviser, at 89 Ionia NW Suite 600, Grand Rapids, MI 49503, 2020 at 10:00 a.m., Eastern Time, for the purpose of considering and approving the following proposals:

  To approve a new investment advisory agreement by and between the Trust and FormulaFolio Investments LLC (the “New Advisory Agreement”), the investment adviser to the Fund. No fee increase is proposed; and
  To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on July 7, 2020 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on September 9, 2020.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed New Advisory Agreement) and Proxy Voting Ballot are available at https://vote.proxyonline.com/NLFT/docs/FormulaFoliosUSEquity.pdf

By Order of the Board of Trustees

Richard Malinowski

Secretary

Northern Lights Fund Trust II

July 23, 2020

YOUR VOTE IS IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q. What proposal am I being asked to vote on?

A. At the Meeting, you will be asked to vote on the proposal below, and to transact any other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof:

1. To approve a new investment advisory agreement by and between the Trust and FormulaFolio Investments LLC (the “New Advisory Agreement”), the investment adviser to the Fund. No fee increase is proposed.

Q. Why am I being asked to approve the Proposal?

As more fully described in the attached Notice and Proxy Statement, on July 2, 2020, AmeriLife Group, LLC (“AmeriLife”), Nadim “Dean” Zayed, the Chief Executive Officer of Brookstone Capital Management LLC (“BCM”), a majority-owned subsidiary of AmeriLife Group LLC, and Darryl Ronconi, President and Chief Operating Officer of BCM, purchased all of the interests in the Adviser held by six of the Adviser’s original ten owners and a portion of the interest in the Adviser held by four of the Adviser’s original owners (the “Transaction”) who remain shareholders following the Transaction. AmeriLife provides insurance services offering insurance marketing and brokerage services for annuity, life, and health insurance products. BCM, a registered investment adviser, provides investment management services through a network of independent investment adviser representatives.

Prior to the Transaction, Jason Wenk, the Managing Member of the Adviser prior to the Transaction, owned more than 25% but less than 50% of the Adviser’s voting interest while none of the other shareholders owned 25% or more of the Adviser’s voting interest. Following the Transaction, AmeriLife owns over 50% of the voting interest of the Adviser, Mr. Zayed owns over 25% but less than 50% and Mr. Wenk owns more than 5% but less than 25%. The remaining shareholders own interests that represent an economic interest in the Adviser. Under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) and pursuant to the terms of the Former Advisory Agreement, management believes the Transaction resulted in a “change in control” of the Adviser and thus caused the automatic termination of the Former Advisory Agreement. To avoid a lapse in advisory services to the Fund, the Adviser and the Trust on behalf of the Fund entered into the Interim Advisory Agreement, which became effective on the date of the Transaction. However, for the Adviser to continue to provide investment management services to the Fund beyond the term of the Interim Advisory Agreement (maximum term of 150 days from July 2, 2020), shareholders of the Fund are required by the 1940 Act to approve the New Advisory Agreement.

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares in the Fund and have the right to vote on this very important proposal concerning your investment.

Q. How will the Transaction or the approval of the New Advisory Agreement affect me as a Fund shareholder?

A. The Fund and its investment objective will not change as a result of the completion of the Transaction or the approval of the New Advisory Agreement, and you will still own the same shares in the Fund. The terms of the New Advisory Agreement are identical to the Former Advisory Agreement except for date of execution, effectiveness and term. The advisory fee rates charged to the Fund will remain the same as under the Former Advisory Agreement and the Interim Advisory Agreement. If approved by shareholders, the New Advisory Agreement will have an initial two-year term and will be subject to annual renewal thereafter.

While Messrs. Zayed and Ronconi became the Chief Executive Officer and the Chief Operating Officer of the Adviser, respectively, on the date of the Transaction, senior management of the Adviser otherwise remain unchanged and the portfolio managers of the Fund will remain unchanged. There will be no changes to the Fund’s investment strategies or the investment processes used by the Adviser as a result of the Transaction. The composition of the Board will not be changed as a direct result of the New Advisory Agreement, and the Board will continue to make decisions regarding the independent accountants, custodian, administrator, distributor and transfer agent of the Fund. No changes are being proposed to these existing service providers at this time.

Q. What will happen if shareholders do not approve the New Advisory Agreement?

A. If the New Advisory Agreement is not approved by shareholders of one or more Funds, the Interim Advisory Agreement for the Fund will continue in effect until its expiration and the Board will consider other alternatives including the possible liquidation of the Fund or seeking another investment adviser to manage the Fund.

Q. Will the Fund’s names change?

A. No. The Fund’s name will not change.

Q. Has the Board of Trustees approved the New Advisory Agreement and how do the Trustees of the Fund recommend that I vote?

A. The Board unanimously approved the New Advisory Agreement at a meeting held on April 22, 2020, and recommends that you vote FOR the proposal.

Q. Who will bear the costs related to this proxy solicitation?

A. All costs of this proxy will be paid by the Adviser and not by the Fund or its shareholders.

Q. Who is entitled to vote?

A. If you owned shares of the Fund as of the close of business on July 7, 2020 (the “Record Date”), you are entitled to vote.

Q. When and where will the Meeting be held?

A. The Meeting will be held at the offices of the Adviser, at 89 Ionia NW Suite 600, Grand Rapids, MI 49503, on September 9, 2020 at 10:00 a.m., Eastern Time.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

Via Internet: If you choose to submit a proxy via the Internet, follow the instructions provided on the proxy card; or

In Person: Attend the Meeting as described in the Proxy Statement.

If you submit your proxy by telephone or via the Internet, you do not need to return a proxy card by mail. Internet proxy submission is available 24 hours a day. Shareholders can vote by telephone Monday through Friday between 9:00 a.m. and 10:00 p.m. Eastern Time. Proxies submitted by the Internet must be received by 10:00 a.m. Eastern Time on September 9, 2020 for direct shareholders and 11:59 p.m. on September 8, 2020 for beneficial shareholders.

Q. What vote is required to approve the proposal?

A. Approval of the New Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Q. What happens if I sign and return my proxy card but do not mark my vote?

A. Your proxy will be voted in favor of the proposal.

Q. May I revoke my proxy?

A. You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Fund in writing or by phone. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy and voting in person.

Q. How can I obtain a copy of the Fund’s annual or semi-annual report?

A. If you would like to receive a copy of the latest annual or semi-annual report(s) for the Fund, please call the Fund (toll-free) 1-855-907-3233, or write to 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022. The reports will be furnished free of charge.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call (toll-free) (800) 659-6590.

FormulaFolios US Equity Fund

Institutional Class (Symbol: FFILX)

Investor Class (Symbol: FFIOX)

a series of Northern Lights Fund Trust II

4221 North 203rd Street, Suite 100

Elkhorn, NE, 68022

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”), an open-end management investment company registered with the U.S. Securities and Exchange Commission (the “SEC”) with its principal office located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The proxies are to be used at a special meeting (the “Meeting”) of the shareholders of the FormulaFolios US Equity Fund (the “Fund”), a series of the Trust, at the offices of FormulaFolio Investments LLC, the Fund’s adviser, at 89 Ionia NW Suite 600, Grand Rapids, MI 49503on September 9, 2020 at 10:00 a.m., Eastern Time, and any adjournment of the Meeting. The primary purpose of the Meeting is for shareholders of the Fund to consider and approve the following proposals:

  To approve a new investment advisory agreement by and between the Trust and FormulaFolio Investments LLC (the “New Advisory Agreement”), the investment adviser to the Fund. No fee increase is proposed; and
  To transact such other business as may properly come before the Meeting or any adjournments thereof.

The date of the first mailing of this Proxy Statement will be on or about July 29, 2020. Only shareholders of record at the close of business on July 7, 2020 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for

the Shareholder Meeting to be Held on September 9, 2020:

This proxy statement is available at https://vote.proxyonline.com/NLFT/docs/FormulaFoliosUSEquity.pdf or by contacting the Fund at 1-855-907-3233. To obtain directions to attend the Meeting, please call the Fund at 1-855-907-3233. For a free copy of the Fund’s latest annual and/or semi-annual report, call (toll-free) at 1-855-907-3233 or write to:

FormulaFolios US Equity Fund

c/o Gemini Fund Services, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022

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SUMMARY OF THE PROPOSAL

APPROVAL OF A NEW ADVISORY AGREEMENT BY AND BETWEEN THE TRUST AND

FormulaFolio Investments LLC

Background

The primary purpose of this proposal is to approve FormulaFolio Investments LLC (the “Adviser”) to continue to serve as the investment adviser to the FormulaFolios US Equity Fund (the “Fund”), a series of Northern Lights Fund Trust II (the “Trust”). To do so, the Board of Trustees of the Trust (the “Board”) are requesting that shareholders approve a new advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “New Advisory Agreement”). Approval of the New Advisory Agreement will not raise the fees paid by the Fund. The New Advisory Agreement is identical to the Fund’s former investment advisory agreement with the Adviser, except for date of execution, effectiveness and term. The effective date of the New Advisory Agreement will be September 9, 2020, or such other date that the Fund’s shareholders approve the New Advisory Agreement.

On July 2, 2020, the Adviser’s owners sold all or a portion of their interest in the Adviser to AmeriLife Group, LLC (“AmeriLife”), Nadim “Dean” Zayed, the Chief Executive Officer of Brookstone Capital Management LLC (“BCM”), a majority-owned subsidiary of AmeriLife, and Darryl Ronconi, President and Chief Operating Officer of BCM (the “Transaction”). AmeriLife provides insurance services offering insurance marketing and brokerage services for annuity, life, and health insurance products. AmeriLife is an indirect, majority owned subsidiary of THL Fund VIII Investors (Accelerate) L.P, a private equity fund. BCM, a registered investment adviser, provides investment management services through a network of independent investment adviser representatives.

Prior to the Transaction, Jason Wenk, the Managing Member of the Adviser prior to the Transaction, owned over 25% of the Adviser’s voting interest while none of the other shareholders owned 25% or more of the Adviser’s voting interest. Following the Transaction, AmeriLife owns over 50% of the voting interest of the Adviser, Mr. Zayed owns over 25% but less than 50% and Mr. Wenk owns more than 5% but less than 25%. The Adviser’s remaining shareholders, including original shareholders involved in management before and after the Transaction, Joel VanWoerkom and Jason Crump, own interests in the Adviser that represent an economic interest. Other than AmeriLife and Mr. Zayed, no shareholder owns 25% or more of the Adviser’s voting interest following the Transaction.

The Adviser believes the Transaction will benefit Shareholders in the following respects, among others:

•	the Adviser will have access to the greater financial resources of BCM and AmeriLife, which is expected to allow the Adviser to grow the research and investment management capabilities it provides to the Fund. AmeriLife is a national leader in marketing and distributing life, health and retirement solutions and is one of the largest independent marketing and registered investment adviser (“RIA”) organizations in the United States;
•	the Adviser will have access to the systems and certain personnel of BCM, which is expected to allow the Adviser to manage the operations of the Fund more efficiently. Partnering with BCM will transform the Adviser from an RIA with $3.5 billion in assets under management to one in an organization with over $6.5 billion in assets under management, creating operational efficiencies;
•	the Adviser will have access to the new distribution networks and investor relationships provided by BCM and AmeriLife, which offer the potential to increase Fund assets and achieve economies of scale. BCM has a network of approximately of approximately 320 independent investment adviser representatives and 110 Solicitor or registered investment adviser relationships; and
•	the Fund’s portfolio managers will manage the Fund after the Transaction closes, which will allow Shareholders to experience continuity of management of the Fund. Jason Wenk and Derek Prusa have served the Fund as its portfolio managers since it commenced operations and will remain the portfolio managers of the Fund.

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The Transaction is deemed to be a "change in control" of the Adviser for purposes of the 1940 Act. Under the 1940 Act, a party owning, directly or indirectly, more than 25% of the voting securities of a company is presumed to control the company, and any transaction that results in such owner reducing its interest to less than 25% is presumed to constitute a change in control of an investment adviser. As a result of the Transaction, the former advisory agreement between the Adviser and the Trust (the “Former Advisory Agreement”) automatically terminated on July 2, 2020. No member of the Board has, or has had in the past, any interest in any material transaction or proposed transaction with the Adviser, or any affiliate of the Adviser.

.

At a meeting held on April 22, 2020 (the “Board Meeting”), in anticipation of the completion of the Transaction, the Board approved the New Advisory Agreement, and an interim advisory agreement between the Adviser and the Trust (the “Interim Advisory Agreement”). The New Advisory Agreement will not be effective until approved by a majority vote of the outstanding shares of the Fund. The Adviser will continue to manage the Fund pursuant to the Interim Advisory Agreement which became effective on July 2, 2020, upon closing of the Transaction, for up to 150 days from the date of the Transaction or until the New Advisory Agreement is approved by shareholders.

The Transaction will not result in any change in the Fund’s investment objectives and strategies. While Messrs. Zayed and Ronconi became the Chief Executive Officer and the Chief Operating Officer of the Adviser, respectively, on the date of the Transaction, senior management of the Adviser otherwise remained unchanged and the Adviser's personnel who service the Fund, including the portfolio managers, remained the same. Approval of the New Advisory Agreement will not increase the advisory fees paid by the Fund or their shareholders. The effective date of the New Advisory Agreement will be the date it is approved by the Fund's shareholders. There will be no changes to the Fund’s investment strategies or the investment processes used by the Adviser as a result of the Transaction. The composition of the Board will not be changed as a direct result of the New Advisory Agreement, and the Board will continue to make decisions regarding the independent accountants, custodian, administrator, distributor and transfer agent of the Fund. No changes are being proposed to these existing service providers at this time.

Please see the section below entitled “Evaluation by the Board of Trustees” for a detailed discussion of the material factors and the conclusions with respect thereto that form the basis for the recommendation of the Board that the shareholders approve the New Advisory Agreement.

Information Concerning the Adviser

The Adviser is a Michigan limited liability company located at 89 Ionia NW Suite 600, Grand Rapids, MI 49503.

As of July 2, 2020, the closing date of the Transaction, AmeriLife owns over 50% of the voting interest of the Adviser, Dean Zayed owns over 25% but less than 50% of the Adviser’s voting interest, and Jason Wenk owns more than 5% but less than 25% of the Adviser’s voting interest. No other shareholder owns voting interest in the Adviser. AmeriLife provides insurance services offering insurance marketing and brokerage services for annuity, life, and health insurance products. AmeriLife is an indirect, majority owned subsidiary of THL Fund VIII Investors (Accelerate) L.P, a private equity fund. BCM, a registered investment adviser, provides investment management services through a network of approximately 320 independent investment adviser representatives and 110 solicitor or registered investment adviser relationships.

The Adviser is an investment adviser registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended (“Advisers Act”). As of May 31, 2020, the Adviser had in aggregate approximately $3,320,603,600 million in assets under management.

The names and titles and principal occupations of the current principal executive officers of the Adviser are set forth below. The address of each such person is 89 Ionia NW, Suite 600, Grand Rapids, MI 49503.

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Name	Title
Jason Wenk	Director of Product Development and Strategy Consultant, Portfolio Manager for the Fund
Jason Crump	Vice President of Sales
Nadim “Dean” Zayed	Chief Executive Officer
Darryl Ronconi	President and Chief Operating Officer
Joel VanWoerkom	Vice President of Operations
Danielle Tyler	Chief Compliance Officer
Derek Prusa	Senior Market Analyst, Portfolio Manager for the Fund

Jason Wenk

Mr. Wenk is the Director of Product Development and Strategy Consultant of FormulaFolio Investments, LLC. Prior to founding the Adviser, Mr. Wenk also founded Retirement Wealth Advisors Inc. He started his career in 2000 at Morgan Stanley, where he worked for 2 years prior to the founding of his own firms. Mr. Wenk’s research has been highly regarded and often featured in industry publications such as The Wall Street Journal, Institutional Investor, Forbes, and Investment News. His blog, www.JasonWenk.com is one of the most read finance blogs in the United States with over 10,000 professional and individual investor subscribers.

Jason Crump

Jason Crump is the Chief Executive Officer and a member of FormulaFolio Investments, LLC. In addition to Mr. Crump’s duties for FormulaFolio Investments, LLC, he is also: 1. A shareholder and Chief Executive Officer of Retirement Wealth Advisors, Inc., an SEC Registered Investment Advisor; and 2. a licensed life insurance agent.

Nadim “Dean” Zayed

Dean Zayed is the Chief Executive Officer of FormulaFolio Investment, LLC. In addition, he is the founder and Chief Executive Officer of Brookstone Capital Management, a majority-owned subsidiary of AmeriLife Group, LLC.

Darryl Ronconi

Darryl Ronconi is the President and Chief Operating Officer of FormulaFolio Investment, LLC. In addition, he is the President and Chief Operating Officer of Brookstone Capital Management, a majority-owned subsidiary of AmeriLife Group, LLC.

Joel VanWoerkom

Joel VanWoerkom is the Vice President of Operations of FormulaFolio Investments, LLC. In addition to Mr. VanWoerkom’s duties for FormulaFolio Investments, LLC, he is also a shareholder and President of Retirement Wealth Advisors, Inc., an SEC Registered Investment Advisor; and a licensed life insurance agent.

Danielle Tyler

Danielle Tyler has 17 years’ experience in the financial industry. She has 11 years of experience as a Chief Compliance Officer (“CCO”) and has been CCO of the Adviser for 4.5 years. She has a BA, Michigan State University, East Lansing, MI and an MBA, Davenport University, Grand Rapids, MI. Prior to joining the Adviser as CCO in September 2015, from July 2015 to September 2015 she was Chief Operations Officer at MEA Financial Services/Paradigm Equities, Inc. and from May 2009 – July 2015, she was Chief Compliance Officer at MEA Financial Services/Paradigm Equities, Inc.

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Derek Prusa, CFA, CFP®.

Mr. Prusa is the Senior Market Analyst for FormulaFolio Investment, LLC where he works diligently to research and monitor financial market conditions and select the best investment strategies for each of FormulaFolios’ proprietary models. Mr. Prusa also provides valuable insight to the affiliated advisors and clients of FormulaFolios by producing accessible and understandable weekly, monthly, and quarterly market commentary summaries. Mr. Prusa graduated Summa Cum Laude from Ferris State University in 2012 with a bachelor’s degree in Investment Finance. He received the Delta Sigma Pi Scholarship Key as well as the College of Business Student Excellence Award for his academic accomplishments. Since joining the FormulaFolios team in 2014, Mr. Prusa received his CFP designation and became a CFA charterholder. In 2015 he was named in LifeHealthPro’s 30 under 30.

The Investment Advisory Agreement

The terms of the New Advisory Agreement are identical in all material respects to those of the Former Advisory Agreement, except for the date of commencement, term and renewal. Under the terms of the Former Advisory Agreement and the New Advisory Agreement, the Adviser is entitled to receive an annual fee from the Fund equal to 0.87% of the Fund's average daily net assets. The New Advisory Agreement does not increase the management fee.

As adviser to the Fund, subject to the Board’s oversight, the Adviser supervises the performance of administrative and professional services provided by others. The Adviser also ensures compliance with the Fund's investment policies and guidelines. The Former Advisory Agreement, dated August 19, 2015, was initially approved by the Fund’s then sole shareholder on December 17,2015 and was most recently renewed by the Board at a meeting held on October 14-15, 2019.

The Former Advisory Agreement and New Advisory Agreement provide that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The New Advisory Agreement will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually with respect to such by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The New Advisory Agreement will automatically terminate on assignment and is terminable upon notice by the Adviser or the Board on not more than sixty days' notice.

Under the Former Advisory Agreement, the aggregate fees paid to the Adviser before waivers or reimbursements for the Fund’s most recent fiscal year were as follows:

Fund	Fiscal Year	Aggregate Fees Paid Before Waivers or Reimbursements	Amount of Expense Waiver pursuant to Operating Expense Limitation Agreement	Net Advisory Fees Paid
FormulaFolios Equity Fund	November 30, 2019	$2,779,862	$132,086	$2,647,776

The form of New Advisory Agreement is attached as Exhibit A. You should read the New Advisory Agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Expense Limitation Agreement

Pursuant to an operating expense limitation agreement (the “OELA”), the Adviser had contractually agreed to waive its fee and reimburse the Fund’s expenses through March 31, 2021 so that total annual operating expenses for the Fund (excluding any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary or non-recurring expenses, including, but not limited to, litigation) do not exceed 1.12% and 2.12% of the Fund’s

9

average net assets for Institutional Class and Investor Class shares respectively. The Adviser will enter into a new operating expense limitation agreement (the “New OELA”) that is substantially similar to the OELA, except that the New OELA will be extended by a year to March 31, 2022, and that fees waived or expenses reimbursed by the Adviser, including those fees waived and expenses reimbursed under the previous OELA, will remain subject to reimbursement by the Fund to the Adviser within three years of when such fees were waived or expenses reimbursed. Under the New OELA, the Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees waived by it or the Adviser and Fund expenses it or the Adviser paid pursuant to the OELA or the New OELA, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded.

Interim Advisory Agreement

As a result of the Transaction occurring prior to shareholder approval of the New Advisory Agreement, the Trust does not have an investment advisory agreement in place for the Fund that has been approved by shareholders of the Fund in accordance with the 1940 Act. In order for the Adviser to continue as each of the Fund’s investment adviser, the Board of Trustees, including all the Independent Trustees, by a vote on April 22, 2020, unanimously approved the Interim Advisory Agreement with the Adviser pursuant to Rule 15a-4 under the 1940 Act and in accordance with COVID 19 related SEC relief with respect to in-person voting requirements. The Interim Advisory Agreement became effective on July 2, 2020, the date of the Transaction, and replaced the Former Advisory Agreement as of such date.

The Interim Advisory Agreement is substantially similar to the Former Advisory Agreement and the New Advisory Agreement, except that it includes certain provisions required by Rule 15a-4 under the 1940 Act. Accordingly, the Interim Advisory Agreement has a maximum term of 150 days. Further, the Interim Advisory Agreement provides that the Trustees or a majority of Fund’s outstanding voting securities may terminate the Interim Advisory Agreement at any time without penalty on not more than 10 days' written notice, and that the compensation earned by the Adviser under the Interim Advisory Agreement is being held in an escrow account until Fund shareholders approve the New Advisory Agreement, after which the amount in the escrow account, plus any interest, will be paid to the Adviser. If shareholders do not approve the New Advisory Agreement, the Adviser will be paid the lesser of the costs incurred, plus any interest earned on such amount, in performing its obligations under the Interim Advisory Agreement or the total amount in the escrow account, plus any interest.

The Fund will continue to be managed by the Adviser under the Interim Advisory Agreement until such time as the New Advisory Agreement is approved by shareholders or the term of the Interim Advisory Agreement has expired. If the New Advisory Agreement with the Adviser is not approved by shareholders, the Board and the Adviser will consider other options, including a new or modified request for shareholder approval of a new advisory agreement with the Adviser, retaining a new investment adviser for the Fund, which also would need to be approved by shareholders of the Fund, or the possible liquidation and closing of the Fund.

Evaluation by the Board of Trustees

At a meeting of the Board on April 22, 2020, the Board, including, all of the Independent Trustees, met to consider the approval of the Interim Advisory Agreement and New Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser.

In advance of the April 22, 2020 meeting, the Board requested and received materials to assist them in considering the Interim Advisory Agreement and New Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Interim Advisory Agreement and New Advisory Agreement, a memorandum prepared by the Independent Trustee’s independent legal counsel discussing in detail the Board’s fiduciary obligations and the factors they should assess in considering the approval of the Interim Advisory Agreement and New Advisory Agreement and comparative information relating to the advisory fee and other expenses of the Fund. The materials also included materials relating to the Adviser (including due diligence questionnaires completed by the Adviser, a memorandum from the Adviser describing the Transaction, the Adviser’s Form ADV, select financial information of the Adviser, bibliographic information regarding the Adviser’s key management and investment advisory personnel, and comparative fee, expense and performance information relating to the Fund) and other

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pertinent information. This information included reports prepared by Broadridge Financial Solutions (“Broadridge Reports”) at the Board’s request comparing the Fund’s performance and fees and expenses with the Fund’s Morningstar category and a peer group selected by Broadridge. The Board also engaged in conversations directly with Messrs. Jason Crump, Dean Ronconi and Darryl Zayed at the April 22, 2020 meeting discussing, among other things, the terms, conditions, and expected timing of the Transaction and the reasons that the Adviser and AmeriLife were undergoing the Transaction. Based on their evaluation of the information provided by the Adviser, in conjunction with information provided by the Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Interim Advisory Agreement and New Advisory Agreement with respect to the Fund. The Independent Trustees were advised by counsel that is experienced in 1940 Act matters and that is independent of fund management and met with such counsel separately from fund management.

In considering the approval of the Interim Advisory Agreement and New Advisory Agreement and reaching their conclusions, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Interim Advisory Agreement and New Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided, both in written and verbal form, and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Interim Advisory Agreement and New Advisory Agreement. The following summarizes the Board’s review process and the information on which their conclusions were based:

Nature, Extent and Quality of Services. As to the nature, extent, and quality of the services provided by the Adviser to the Fund, the Board first discussed the Transaction and its impact on the Adviser including, its key personnel. The Board also noted that it had met with representatives of the Adviser and renewed the Former Advisory Agreement at its meeting in October 2019. The Board then reviewed materials provided by the Adviser related to the Transaction as well as the Interim Advisory Agreement and New Advisory Agreement to be entered into with the Trust. The Board also reviewed other materials provided by the Adviser, updated as necessary from the October 2019 meeting where it renewed the Former Advisory Agreement, including a description of the manner in which investment decisions will be made and executed and a review of the professional personnel that would perform services for the Fund, including the individuals that would be primarily responsible for monitoring and executing the investment process. The Board then discussed the extent of the Adviser’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered the Adviser’s specific responsibilities in all aspects of the day-to-day management of the Fund. The Board also noted the Adviser’s steady growth, increased personnel and commitment to the proprietary money management algorithms it uses to manage the Fund. The Board noted that none of the Adviser’s personnel responsible for servicing or managing the Fund would change, and that the investment process and day-to-day operations of the Fund were not expected to change. The Board was advised by the Trust’s CCO that the Adviser had adequate compliance policies and procedures which, in his opinion, were reasonably designed to protect the Adviser and the Fund from violations of the federal securities laws. Additionally, the Board received satisfactory responses from representatives of the Adviser with respect to a series of important questions, including pending regulatory actions involving the Adviser, AmeriLife and Messrs. Crump, Ronconi and Zayed that might materially impact the management of the Fund; whether the management of other accounts would conflict with its management of the Fund; and the procedures the Adviser has in place to fairly allocate trades among its respective clients. The Board considered that, under the terms of the Interim Advisory Agreement and New Advisory Agreement, the Adviser, subject to oversight by the Board, would continue to provide the Fund with investment advice and supervision and would continuously furnish an investment program for the Fund consistent with the investment objective and policies the Fund. The Board reviewed the descriptions provided by the Adviser of its practices for monitoring compliance with the Fund’s investment limitations, noting that the Adviser’s CCO has and is expected to continue to review the portfolio managers’ performance of their duties with respect to the Fund to ensure compliance under the Adviser’s compliance program. The Board also noted the Adviser’s representation that the prospectus and the statement of additional information for the Fund accurately describe and disclose the investment strategies of the Fund. The Board then reviewed the capitalization of the Adviser based on financial information and other materials provided by the Adviser and discussed the financial condition of the Adviser and AmeriLife. The Board concluded that the Adviser, under the new ownership structure was sufficiently well-capitalized in order for the Adviser to meet its obligations to the Fund, noting the financial strength of its immediate and indirect parent companies. The Board also concluded that the Adviser had sufficient quality and depth of

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personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Interim Advisory Agreement and New Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by the Adviser after the Transaction were expected to continue to be satisfactory. The Board concluded that the nature, extent, and quality of the services provided to the Fund under the Former Advisory Agreement was satisfactory and reliable and they did not expect them to change under the Interim Advisory Agreement and New Advisory Agreement. The Board further noted that the Adviser will have access to the new distribution networks and investor relationships provided by BCM and AmeriLife, which offer the potential to increase Fund assets. The Board additionally noted that the Adviser will have access to the greater financial resources of AmeriLife, which is expected to allow the Adviser to grow the research and investment management capabilities it provides to the Fund.

Performance.  The Board discussed the reports prepared by Broadridge previously provided during the last renewal of the Former Advisory Agreement at the October 2019 meeting of the Board and reviewed the performance of each of the Fund as compared to its peer group, Morningstar category and benchmark for the one year, three year and since inception periods ended August 31, 2019. The Board also examined updated performance information provided by the Fund’s administrator for the Fund as of February 29, 2020, as compared to its benchmark The Board noted that the Fund underperformed its peer group median, Morningstar category median and benchmark for each period through August 31, 2019 although performance was positive for the three year and since inception periods. The Board further noted that each of the Fund’s performance was at the bottom of its peer group but each held significant cash holdings which may have contributed to the underperformance as compared to the peer group and Morningstar category. The Board noted that the absolute performance of the Fund had slightly improved for the one year and since inception periods ended February 29, 2019 as compared to the one year period ended August 31, 2019, however, the Fund continued to trail its benchmark in each case most recently due to the Fund’s smaller company and value oriented tilt. The Board also noted that the Adviser did not intend to make adjustments to the strategy or investment process as a result of the Transaction and that the Adviser expected to continue to adhere to its algorithm. After further discussion, the Board concluded that performance was acceptable although the Board would continue to monitor the Fund’s relative performance.

Fees and Expenses. As to the costs of the services to be provided by the Adviser, the Board reviewed and discussed each of the Fund’s advisory fee and total operating expenses as compared to its peer group and Morningstar category as presented in the Broadridge Report. The Board reviewed the contractual arrangements for the Fund noting that the Adviser proposed to continue to charge the Fund an advisory fee at an annual rate of 0.87% based on the average net assets in both the Interim Advisory Agreement and New Advisory Agreement, which remains as the same fee as was charged by the Adviser under the Former Advisory Agreement, noting that the advisory fee was near the high end of its peer group and Morningstar category, although not the highest. Additionally, the Board reviewed the New Operating Expense Limitation Agreement, noting that the Adviser had agreed to waive or limit its advisory fee and/or reimburse expenses at least until March 31, 2022, extending the Fund’s current expense limitation by a year, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.12% and 2.12% of the Fund’s average net assets for Institutional Class and Investor Class shares of the Fund respectively, and found such arrangements to be beneficial to shareholders. It was the consensus of the Board that based on the Adviser’s experience and expertise, and the services to be provided by the Adviser to the Fund, the advisory fee proposed to be charged by the Adviser to the Fund was not unreasonable and that the extension of the Fund’s current expense limitation under the New Expense Limitation Agreement would be beneficial to shareholders.

Profitability. The Board also considered the level of profits that could be expected to accrue to the Adviser with respect to the Fund based on break even and profitability reports and analyses reviewed by the Board, the selected financial information of the Adviser provided by the Adviser, and the Adviser’s representation that it did not expect any material changes to the firm’s profitability post-Transaction. The Board noted that profitability appeared higher as a result of the automated algorithm developed and used by the Adviser and further noted the Adviser’s statement that it was making continuing investments in additional personnel and technology. After review and discussion, the Board concluded that based on the services provided by the Adviser, the current assets of the Fund and the projected growth of the Fund, the Adviser’s profitability from the its relationship with the Fund was not excessive.

Economies of Scale. As to the extent to which the Fund will realize economies of scale as they grow, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of the

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Fund and the Adviser’s expectations for growth of the Fund. The Board also noted the reduction to the advisory fee and expense cap back in March 2019 and discussed with the Adviser the possibility of lowering the fees even further at a future date. After discussion, the Board concluded that significant economies of scale would likely not be achieved in the near term.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Interim Advisory Agreement and New Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including all of the Independent Trustees voting separately, determined that (a) the terms of the Interim Advisory Agreement and New Advisory Agreement are reasonable; (b) the investment advisory fees payable pursuant to the Interim Advisory Agreement and New Advisory Agreement are not unreasonable; and (c) the Interim Advisory Agreement and New Advisory Agreement is in the best interests of the Fund and its shareholders.

Based on the Trustees’ deliberations and their evaluation of the information described above and other factors and information they believed relevant, the Board, by separate vote of the Independent Trustees and the entire Board, unanimously approved both the Interim Advisory Agreement and New Advisory Agreement and voted to recommend the Interim Advisory Agreement and New Advisory Agreement to shareholders for approval.

Section 15(f) of the 1940 Act

Because the Transaction may be considered to result in a change of control of the Adviser under the 1940 Act resulting in the assignment of the Former Advisory Agreement, the Adviser intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act, which permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser that results in an assignment of an investment advisory contract, provided that the following two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period following the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services). The Adviser has confirmed for the Board that the Transaction will not impose an unfair burden on any Fund within the meaning of Section 15(f) of the 1940 Act.

Second, during the three-year period following the Transaction, at least 75% of the members of the investment company's board of trustees cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser (or predecessor adviser). At the present time, 100% of the Trustees are classified as Independent Trustees; i.e., not interested persons of the Trust. The Board has committed to ensuring that at least 75% of the Trustees would not be “interested persons” of the Adviser for a period of three years after the Transaction.

Accordingly, the Board, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the New Advisory Agreement.

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OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a diversified series of the Northern Lights Fund Trust II, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust. The Trust’s principal executive offices are located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The Board oversees the business activities of the Fund. Like other mutual funds, the Fund retains various firms to perform specialized services. The Adviser currently serves as the Fund’s investment adviser.

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, serves as principal underwriter and distributor of the Fund. Gemini Fund Services, LLC, provides the Fund with transfer agent, accounting and administrative services.

The most recent annual report of the Fund, including audited financial statements for the fiscal year ended November 30, 2019, have been mailed previously to shareholders. If you have not received these reports or would like to receive additional copies of the Annual Report or Semi-Annual Report to Shareholders, Prospectus and/or SAI, free of charge, please contact the Fund at the address set forth on the first page of this Proxy Statement or by calling (toll-free) 1-855-_907-3233 and they will be sent to you by first class mail.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted: for approval of the New Advisory Agreement; and at the discretion of the holders of the proxy, on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING INFORMATION

As of the Record Date, there were 14,929,212.149 shares of beneficial interest of the Fund issued and outstanding. There were 14,926,220.930 of Institutional Class shares outstanding and 2,991.219 of Investor Class shares outstanding of the Fund.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on the Proposal. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the proposed New Advisory Agreement. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a fund means the vote of (1) 67% or more of the voting shares of the fund present at the meeting, if the holders of more than 50% of the outstanding shares of the fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the fund, whichever is less.

Thirty-three and one-third percent (33-1/3%) of the shares of the Fund present in person or represented by proxy and entitled to vote shall constitute a quorum at the Meeting.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposed New Advisory Agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

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SECURITY OWNERSHIP OF MANAGEMENT AND

CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of the Fund.

The record owners of more than 5% of the outstanding shares of the Fund as of the Record Date (July 7, 2020) are listed in the following table.

Name of Shareholder	% Of Share Class Owned

Institutional Class Shares
CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	5.48%

TD AMERITRADE INC FOR THE/EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA, NE 68103-2226	24.22%

Investors Class Shares
National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	34.36%

National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	20.78%

National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	19.16%

National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	20.31%

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval. As a group, the Trustees and officers of the Trust owned 0% of the outstanding shares of the Fund as of the Record Date. As a result, the Trustees and officers as a group are not deemed to control the Fund.

As of the Record Date, July 7, 2020, the Trustees and officers, as a group, owned less than 1.00% of the Fund’s outstanding shares. As of the Record Date, the Independent Trustees, and their respective immediate family members,

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did not own any securities beneficially or of record in the Adviser or its parents or subsidiaries of either since, or any of their respective affiliates.

SHAREHOLDER PROPOSALS

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of trustees or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act.

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Brian Nielsen, Northern Lights Fund Trust II, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Trust has engaged AST Fund Solutions, LLC (“AST”), a proxy solicitation firm, to assist in the solicitation. The estimated fees anticipated to be paid to AST are approximately between $44,522 and $57,305. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by the Adviser. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the beneficial owners of shares of the Fund of whom they have knowledge, and the Adviser will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and the Adviser may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

REVOCABILITY OF PROXIES

The presence of a shareholder at the Meeting will not automatically revoke such shareholder’s proxy. A shareholder may, however, revoke a proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to: FormulaFolios US Equity Fund c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, by calling (800) 659-6590or by attending the Meeting and voting in person. All valid, unrevoked proxies will be voted at Meeting.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Fund if you wish to receive a separate copy of the Proxy Statement, and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Fund at 1-855-907-3233, or write the Fund at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022

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EXHIBITS:

Appendix A

New Advisory Agreement

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST II

and

FORMULAFOLIO INVESTMENTS, LLC

AGREEMENT, made as of ___________, 2020 between Northern Lights Fund Trust II, a Delaware statutory trust (the "Trust"), and FomulaFolio Investments, LLC, a Michigan limited liability company (the "Adviser"), located at 89 Ionia NW Suite 600, Grand Rapids, MI 49503.

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and collectively as the "Funds");

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to the Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, financial securities and commodities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities and futures contracts to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion

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purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

The Adviser shall carry out its duties with respect to the Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2 Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

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1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days' prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in “control,” as that term is defined in Section 2 of the Act. The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Fund.

2. Expenses of the Fund.

2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

2.2 Expenses to be Paid by the Fund. The Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Fund, and not to the Adviser, include but are not limited to:

2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund's cash, securities, and other property.

2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund's investment portfolio.

2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

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2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

2.2.8 Trustees' Fees and Expenses. All compensation of all Trustees other than those affiliated with the Adviser and all expenses incurred in connection with each of the Trustees' services as Trustees, and all other expenses of meetings of all the Trustees and committees of all the Trustees.

2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

2.2.14 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Fund's portfolio securities.

2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

2.2.18 Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

2.2.19 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

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3. Advisory Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate of the Fund's average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement. If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4. Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time. Such proxies will be voted in a manner that Adviser deem, in good faith, to be in the best interest of the Fund and in accordance with its proxy voting policy. The Adviser agrees to provide a copy of its proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material

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violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10. Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12. Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

The term of this Agreement shall begin as of the date and year upon which the Fund listed on Appendix A commence investment operations, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and

22

conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

The Trust is named the Northern Lights Fund Trust II and each Fund may be identified, in part, by the name "Northern Lights."

17. Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser's officers, directors and employees are

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prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

NORTHERN LIGHTS FUND TRUST II

By:

Name: Kevin Wolf

Title: President

FORMULAFOLIO INVESTMENTS, LLC

By:

Name: Jason Crump

Title: CEO

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NORTHERN LIGHTS FUND TRUST II

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
FormulaFolios US Equity Fund	0.87%

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FormulaFolio Funds

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free (888) 227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a representative when you call toll-free (800) 659-6590 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **123456789101**

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

TYPESETTING

PURPOSES ONLY

FORMULAFOLIOS US EQUITY FUND

a series of Northern Lights Fund Trust II

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Richard Malinowski and Allyson Stewart, each an attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the above mentioned Fund to be held at the offices of the Fund's adviser, FormulaFolio Investments, LLC, 89 Ionia SW Suite 600, Grand Rapids, MI 49503, on September 9, 2020 at 10 a.m., Eastern Time, and at any and all adjournments thereof, all shares of beneficial interest of the FormulaFolios US Equity Fund (the "Fund"), a series of Northern Lights Fund Trust II (the "Trust"), on the proposal set forth below and any other matters properly brought before the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(800) 659-6590**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 9, 2020. The proxy statement for this meeting is available at: https://vote.proxyonline.com/NLFT/docs/FormulaFoliosUSEquity.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

FORMULAFOLIOS US EQUITY FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. The signer(s) also acknowledges receipt of the Proxy Statement.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND THE PROPOSAL HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR APPROVAL BY SHAREHOLDERS. THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL AND, IN THE APPOINTED PROXIES' DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement by and between the Trust and FormulaFolio Investments LLC, the investment adviser to the Fund. No fee increase is proposed; and	O	O	O
2. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.			

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]